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                                 EXHIBIT 10.3(U)

                     AMENDMENT DATED AS OF FEBRUARY 1, 2000
                    TO PROMISSORY NOTE DATED FEBRUARY 1, 1999
                 FROM H & L CONCEPTS, INC. TO ROBERT M. FELDMAN




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                      AMENDMENT OF COGNOVIT PROMISSORY NOTE

         The undersigned hereby agree to modify the Cognovit Promissory Note dated February 1, 1999 from H & L Concepts, Inc. to Robert M. Feldman, a copy of which is attached hereto, to extend the date for the commencement of payment of principal and interest to February 1, 2001, with interest accrued through December 31, 2000 being added to principal.

         All other terms of the note shall remain in full force and effect as written.

February 1, 2000                                 /s/Robert M. Feldman
                                                 ------------------------------
                                                 ROBERT M. FELDMAN


                                                 H & L CONCEPTS, INC., Maker

                                                 By  /s/Burton Schildhouse
                                                 ------------------------------


                                                 HEALTH & LEISURE, INC.,
                                                 Guarantor

                                                 By  /s/Burton Schildhouse
                                                 ------------------------------



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